SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)
                             October 21, 2002
                           -------------------
                        Commission File Number 1-5324
                                 ------


                          NORTHEAST UTILITIES
                          --------------------
          (Exact name of registrant as specified in its charter)


              MASSACHUSETTS                     04-2147929
              -------------                     ----------

      (State or other jurisdiction of        (I.R.S. Employer
      incorporation or organization)         Identification No.)


174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010
    -------------------------------------------------------------

   (Address of principal executive offices)           (Zip Code)


                           (413) 785-5871
                           --------------
           (Registrant's telephone number, including area code)


                           Not Applicable
                           --------------
  (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

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                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NORTHEAST UTILITIES
                              (registrant)


                              By: /s/ Randy A. Shoop
                                  Name:  Randy A. Shoop
                                  Title:  Assistant Treasurer - Finance

Date: October 21, 2002